                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 18, 2005

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

         MARYLAND                      000-50398                  20-0118736
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                         8 SOUND SHORE DRIVE, SUITE 255
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 18, 2005, Technology Investment Capital Corp. completed a $15 million investment in a senior secured note issued by WinZip Computing, Inc., a leading
Windows utility software company specializing in file compression software.
TICC's investment is in support of Vector Capital's acquisition of WinZip.
Vector Capital is a San Francisco-based venture capital firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2005                      TECHNOLOGY INVESTMENT CAPITAL CORP.

                                            By: /s/ Saul B. Rosenthal
                                                ---------------------------
                                                Saul B. Rosenthal
                                                President